                                                                     EXHIBIT 4.1


     NUMBER
                                      CELSION                           SHARES


  COMMON STOCK
INCORPORATED UNDER                CORPORATION                 SEE REVERSE FOR CERTAIN
 THE LAWS OF THE                                                   DEFINITIONS
STATE OF DELAWARE

THIS CERTIFIES THAT

IS THE OWNER OF

    FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF

                              CELSION CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

This certificate is not valid until countersigned by the Transfer Agent.

WITNESS the facsimile seal of the Corporation and facsimile signatures of its duly authorized officers.

Dated:                            [Celsion Corporation

     /s/ JOHN MON                  CORPORATE            /s/ AUGUSTINE Y. CHEUNG
         SECRETARY                    SEAL                 CHAIRMAN OF THE BOARD
                                   DELAWARE]


Countersigned:
          AMERICAN STOCK TRANSFER & TRUST COMPANY

BY        Transfer Agent
          Authorized Officer

        The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   -- as tenants in common                  UNIF GIFT MIN ACT--.............Custodian..............
TEN ENT   -- as tenants by the entireties                                (Cust)                (Minor)
JT TEN    -- as joint tenants with right                              under Uniform Gifts to Minors
             of survivorship and not as                               Act..............................
             tenants in common                                                     (State)

    Additional abbreviations may also be used though not in the above list.




        For value received,________________________hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------


--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


______________________________________________________________________shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint__________________________________________

____________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated____________________



                                    -------------------------------------------
                            NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                    CORRESPOND WITH THE NAME AS WRITTEN UPON
                                    THE FACE OF THE CERTIFICATE IN EVERY
                                    PARTICULAR, WITHOUT ALTERATION OR
                                    ENLARGEMENT OR ANY CHANGE WHATEVER.


                                    -------------------------------------------
           SIGNATURE(S) GUARANTEED: THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                    ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                    STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                    AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                    APPROVED SIGNATURE GUARANTEE MEDALLION
                                    PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


KEEP THIS CERTIFICATE IN A SAFE PLACE IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.